Exhibit 99.1

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2013

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

INDEPENDENT AUDITORS’ REPORT

To Independence Oilfield Chemicals, LLC:

We have audited the accompanying consolidated financial statements of Independence Oilfield Chemicals, LLC and Subsidiary, which comprise the consolidated balance sheet as of December 31, 2013, and the related consolidated statements of operations, changes in member’s interest and cash flows for the for the year then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Independence Oilfield Chemicals, LLC and Subsidiary as of December 31, 2013, and the results of their operations, changes in their member’s interest and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas

March 20, 2014

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

December 31, 2013

ASSETS

Current assets
Cash	$768,451
Accounts receivable	4,920,023
Due from factor	428,525
Inventories	9,232,295
Prepaid expenses and other current assets	431,525

Total current assets	15,780,819

Long-term assets
Property and equipment, net	11,018,208
Other long-term assets	180,109

Total long term assets	11,198,317

Total assets	$26,979,136

LIABILITIES AND MEMBER’S INTEREST

Current liabilities
Accounts payable and accrued expenses	$5,932,843
Bank overdraft	719,339
Short-term borrowings	229,040

Total liabilities	6,881,222

Member’s interest	20,097,914

Total liabilities and member’s interest	$26,979,136

See accompanying notes to consolidated financial statements.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Revenues	$78,061,516
Cost of sales	65,790,640

Gross profit	12,270,876

Operating expenses
General and administrative	4,262,756
Salaries and benefits	5,384,546
Selling costs	168,975

Total operating expenses	9,816,277

Operating profit	2,454,599

Other expenses
Interest	128,711
Loss on sale of equipment	20,852

Total other expenses	149,563

Net income before state income tax	2,305,036

State income tax	118,410

Net income	$2,186,626

See accompanying notes to consolidated financial statements.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBER’S INTEREST

For the year ended December 31, 2013

Member’s interest, beginning of year	$7,555,337

Member contributions	24,300,000

Member distributions	(14,000,000)

Additional paid-in-capital, equity based compensation	55,951

Net income	2,186,626

Member’s interest, end of year	$20,097,914

See accompanying notes to consolidated financial statements.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2013

Cash flows from operating activities
Net income	$2,186,626
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation expense	600,218
Loss on sale of equipment	20,852
Equity based compensation	55,951
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	358,154
Inventories	(8,928,046)
Prepaid expenses and other current assets	514,166
Other assets	(119,241)
Accounts payable and accrued expenses	4,837,595

Net cash used in operating activities	(473,725)

Cash flows from investing activity
Proceeds from sale of equipment	635
Purchases and deposits for property and equipment	(9,921,068)

Net cash used in investing activities	(9,920,433)

Cash flows from financing activities
Contributions from member	24,300,000
Bank overdraft	719,339
Distributions to member	(14,000,000)
Due from factor	(428,525)
Payments on short-term borrowings	(213,684)

Net cash provided by financing activities	10,377,130

Net decrease in cash	(17,028)

Cash, beginning of year	785,479

Cash, end of year	$768,451

Supplemental disclosure of cash flow activities
Interest payments	$115,216

Supplemental disclosure of noncash investing activities
Payables related to purchases of property and equipment	$713,920

Supplemental disclosure of noncash financing activities
Debt financed insurance premiums	$379,555

See accompanying notes to consolidated financial statements.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of operations

Independence Oilfield Chemicals (“IOC”) was formed on May 8, 2012 as a Delaware limited liability company. IOC is a wholly-owned subsidiary of IOC Holdings, LLC (“Holdings” or the “Member”), which was organized for the sole purpose of purchasing and holding investments in IOC.

IOC is a company that engages in the distribution of chemical solutions used in the oil and natural gas drilling and stimulation process, primarily in Texas and North Dakota.

2.	Summary of significant accounting policies

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

These consolidated financial statements were approved by management and available for issuance on March 20, 2014. Subsequent events have been evaluated through this date.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of IOC and its wholly-owned subsidiary IOC Atascoa FM 536 LLC (collectively the “Company”). All significant intercompany transactions and balances have been eliminated in consolidation.

Use of estimates

In preparing consolidated financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ significantly from those estimates. Significant items subject to such estimates and assumptions include the valuation (impairment) consideration of long-lived assets, accounts receivable, and inventory and the useful lives of the machinery and equipment.

Cash equivalents and bank overdrafts

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. As of December 31, 2013, the Company had no such cash equivalents. Bank overdrafts consist of outstanding checks not yet presented to a bank for settlement, net of cash held in accounts with right of offset.

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at net realizable values. When required, the Company maintains an allowance for estimated losses resulting from the failure of customers to make required payments and for anticipated returns. The allowance is based on specific facts and circumstances surrounding individual customers as well as historical experience. Provisions for losses on receivables and returns are charged to income to maintain the allowance at a level considered adequate to cover losses and future returns. Receivables are charged off against the reserve when they are deemed uncollectible and returns are charged off against the reserve when the actual returns are incurred. As of December 31, 2013, the Company had no such allowance.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Summary of significant accounting policies (continued)

Inventories

Inventory is comprised of raw materials and finished goods and is recorded on the first in first out basis and are stated at the lower of average cost or market. When required, a provision is made to reduce excess or obsolete inventory to their net realizable value when needed. As of December 31, 2013, the Company had no such allowance.

Property and equipment

Property and equipment is recorded at acquisition cost. Depreciation is calculated using the straight line method, which the Company believes is adequate to allocate the cost of the property and equipment over their estimated useful lives.

The useful lives of property and equipment are as follows:

Asset	Estimated Useful Life

Vehicles	3 Years
Information technology	5 Years
ERP system	5 Years
Leasehold improvements	5 Years
Blending equipment	5 Years
Laboratory equipment	5 Years
Furniture and fixtures	7 Years
Buildings	20 Years

Impairment of long-lived assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable. For assets that are held and used, impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value. For the year ended December 31, 2013, the Company had no such impairment charges.

Revenue recognition

The Company only recognizes revenue when it is realized and earned. The Company considers its revenue to have been earned when goods are shipped in accordance with purchase orders and verbal authorizations.

Shipping and handling costs

Shipping and handling costs are expensed as incurred and are included in cost of sales on the consolidated statement of operations.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Summary of significant accounting policies (continued)

Equity based compensation

The Company accounts for its equity-based compensation in accordance with ASC 718, Compensation – Share Based Compensation. This statement requires the recognition of compensation expense measured at fair value when the Company obtains employee services in equity-based payment transactions. For the year ended December 31, 2013, the Company expensed approximately $56,000 related to equity-based compensation issuances, which is included in salaries and benefits within the consolidated statement of operations.

Income taxes

The Company does not record a provision for federal income taxes because the member reports its share of the Company’s income or loss on its federal income tax returns. The consolidated financial statements reflect the Company’s transactions without adjustment, if any, required for federal income tax purposes. However, the Company is subject to Texas margin tax, which approximated $100,000 for the year ended December 31, 2013.

In accordance with GAAP, the Company is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces member’s equity. This policy has been applied to all existing tax positions since the Company’s inception. Based on its analysis, the Company has determined that the adoption of this policy did not have a material impact on the Company’s consolidated financial statements upon adoption. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of December 31, 2013 or for the year then ended.

The Company files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Company is subject to income tax examinations by major taxing authorities since Company inception.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	Inventories

Inventories consist of the following as of December 31, 2013:

Raw materials	$3,806,820
Finished goods	5,425,475

Total inventories	$9,232,295

4.	Property and equipment

Property and equipment consists of the following as of December 31, 2013:

Buildings	$4,818,320
Blending equipment	3,518,369
Vehicles	1,747,247
Leasehold improvements	516,847
Land	377,214
Laboratory equipment	359,686
Information technology	162,535
Furniture and fixtures	95,310
ERP system	37,801

Total property and equipment	11,633,329
Less: accumulated depreciation	(615,121)

Total property and equipment, net	$11,018,208

5.	Short-term borrowings

Effective August 17, 2013, the Company entered into commercial insurance premium finance and security agreement (the “Finance Agreement”). The Finance Agreement requires approximately $386,000, including approximately $6,000 of interest, over a twelve month period through August 2014. As of December 31, 2013, approximately $229,000 was outstanding related to the Finance Agreement.

6.	Factoring agreement

On March 1, 2013, the Company entered into an agreement (the “Factoring Agreement”) with Amegy Bank to factor a significant portion of its accounts receivable balances. The Company sells its accounts receivable balances at 80% of gross value and receives a rebate of 20% on the gross value if the underlying receivable balance is paid within 90 days or a 17% rebate if paid between 90 and 120 days. Amegy Bank charges interest on the factored accounts receivable balance at a variable rate of 5.5% plus the greater of 5.0% or the Wall Street Journal Prime Rate (10.5% at December 31, 2013). Payment is due upon receipt of customer payments. If any factored receivable balance is unpaid within 90 days, Amegy Bank has the right but not the obligation to sell the receivable back to the Company.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	Member’s interest

Member contributions

Contributions from Holdings approximated $10,300,000 for the year ended December 31, 2013.

Unit Grants

During the year ended December 31, 2013 the Principal Member granted 314,670 Class C Units and 36,834 Class D Units of Holdings to employees the Company. These grants were deemed stock based compensation of the Company and were valued in accordance with ASC 718, Stock Compensation. As a result of the Company’s analysis, the total fair value for the unit grant approximated $56,000 and is included in salaries and benefits within the accompanying consolidated statement of operations.

Member grant activity for the year ended December 31, 2013 is as follows:

	Number of Member Grants	Weighted Average Grant Price Per Member Unit

Outstanding at beginning of year	190,961	$0.18
Grants issued	351,504	0.16

Outstanding at end of year	542,465	$0.17

Grants vested at year end	542,465	$0.17

8.	Related party transactions

During the year ended December 31, 2013, the Company had sales of approximately $36,012,000, or 46% of the Company’s total revenues, to an entity under common ownership.

9.	Retirement plan

The Company has a defined contribution plan (the “Plan”) covering all employees. The employees of the Company are allowed to contribute deferral amounts to the Plan in accordance with the limits set forth by the Internal Revenue Code (“IRC”). The Company makes discretionary matching contributions annually. For the year ended December 31, 2013, the Company expensed approximately $109,000 related to its discretionary contributions, which was 5% of the employees’ payroll for the year.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	Commitment and contingencies

The Company leases its primary office space, laboratory, Texas and North Dakota field offices, and copier under operating leases which expire from July 2015 through January 2021. Lease and rental expenses were approximately $505,000 for the year ended December 31, 2013.

Aggregate future minimum annual rental payments in the years subsequent to December 31, 2013 are as follows:

Year ending December 31,
2014	$621,000
2015	646,000
2016	653,000
2017	668,000
2018	524,000
Thereafter	446,000

Total future minimum rental payments	$3,558,000

11.	Risk concentrations

FDIC exposure

The Company maintains its cash balances in two financial institutions. The Company’s cash is held in non-interest bearing checking accounts which are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per institution. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these financial institutions. As of December 31, 2013, the Company had approximately $518,000 of uninsured cash deposits.

Revenue concentrations

For the year ended December 31, 2013, the Company’s revenue derived from its top three customers accounted for approximately 46%, 15%, and 12% of total sales.

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2012

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

INDEPENDENT AUDITORS’ REPORT

To the Member of Independence Oilfield Chemicals, LLC:

We have audited the accompanying consolidated financial statements of Independence Oilfield Chemicals, LLC and subsidiary, which comprise the consolidated balance sheet as of December 31, 2012, and the related consolidated statement of operations, changes in member’s interest and cash flows for the period from May 8, 2012 (Inception) through December 31, 2012, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Independence Oilfield Chemicals, LLC and subsidiary as of December 31, 2012, and the results of its operations, changes in its member’s interest and its cash flows for the period from May 8, 2012 (Inception) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas

February 15, 2013

1

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

December 31, 2012

ASSETS

Current assets
Cash	$785,479
Accounts receivable	5,278,177
Inventories	304,249
Prepaid expenses and other current assets	566,136

Total current assets	6,934,041

Long-term assets
Property and equipment, net	1,004,925
Other long-term assets	60,868

Total long term assets	1,065,793

Total assets	$7,999,834

LIABILITIES AND MEMBER’S INTEREST

Current liabilities
Accounts payable and accrued expenses	$381,328
Note payable, short-term	63,169

Total liabilities	444,497

Member’s interest	7,555,337

Total liabilities and member’s interest	$7,999,834

See accompanying notes to consolidated financial statements.

2

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

For the period from May 8, 2012 (Inception) through December 31, 2012

Revenues	$16,211,790
Cost of sales	14,603,386

Gross profit	1,608,404

Operating expenses
General and administrative	1,015,711
Salaries and benefits	1,146,412
Selling costs	13,744

Total operating expenses	2,175,867

Operating loss	(567,463)

Other expenses
Interest	2,150

Net loss before taxes	(569,613)
Texas margin tax	(16,458)

Net loss	$(586,071)

See accompanying notes to consolidated financial statements.

3

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBER’S INTEREST

For the period from May 8, 2012 (Inception) through December 31, 2012

Member contributions	$8,106,271

Additional paid-in-capital, stock based compensation	35,137

Net loss	(586,071)

Member’s interest, end of period	$7,555,337

See accompanying notes to consolidated financial statements.

4

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from May 8, 2012 (Inception) through December 31, 2012

Cash flows from operating activities
Net loss	$(586,071)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	14,903
Stock based compensation	35,137
Increase (decrease) in cash and cash equivalents attributable to changes in operating assets and liabilities:
Accounts receivable	(5,278,177)
Inventories	(304,249)
Prepaid expenses and other current assets	(398,470)
Accounts payable and accrued expenses	381,328

Net cash used in operating activities	(6,135,599)

Cash flows from investing activity
Purchases and deposits for property and equipment	(1,080,696)

Cash flows from financing activities
Payments on note payable	(104,497)
Contributions from member	8,106,271

Net cash provided by financing activities	8,001,774

Net increase in cash	785,479

Cash, beginning of period	—

Cash, end of period	$785,479

Supplemental disclosure of cash flow activities
Interest payments	$2,150

Supplemental disclosure of noncash financing activities
Debt financed insurance premiums	$167,666

See accompanying notes to consolidated financial statements.

5

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of operations and liquidity

Independence Oilfield Chemicals (“IOC”) was formed on May 8, 2012 (Inception) as a Delaware limited liability company. IOC is a wholly-owned subsidiary of IOC Holdings, LLC (“Holdings” or the “Member”), which was organized for the sole purpose of purchasing and holding investments in IOC.

IOC is a 2012 startup company that engages in the distribution of chemical solutions used in the oil and natural gas drilling and stimulation process, primarily in the Eagle Ford Shale. During the period from Inception through December 31, 2012, substantially all of IOC’s efforts were devoted to developing its business plan with product sales beginning on August 20, 2012.

2.	Summary of significant accounting policies

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

These consolidated financial statements were approved by management and available for issuance on February 15, 2013. Subsequent events have been evaluated through this date.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of IOC and its wholly-owned subsidiary IOC Atascoa FM 536 LLC (collectively the “Company”). All significant intercompany transactions and balances have been eliminated in consolidation.

Use of estimates

In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ significantly from those estimates. Significant items subject to such estimates and assumptions include the valuation (impairment) consideration of long-lived assets, accounts receivable, and inventory and the useful lives of the machinery and equipment.

Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. As of December 31, 2012, the Company had no such cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at net realizable values. When required, the Company maintains an allowance for estimated losses resulting from the failure of customers to make required payments and for anticipated returns. The allowance is based on specific facts and circumstances surrounding individual customers as well as historical experience. Provisions for losses on receivables and returns are charged to income to maintain the allowance at a level considered adequate to cover losses and future returns. Receivables are charged off against the reserve when they are deemed uncollectible and returns are charged off against the reserve when the actual returns are incurred. As of December 31, 2012, the Company had no such allowance.

6

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Summary of significant accounting policies (continued)

Inventories

Inventory is comprised of raw materials and finished goods and is recorded on the first in first out basis and are stated at the lower of average cost or market. When required, a provision is made to reduce excess or obsolete inventory to their net realizable value when needed. As of December 31, 2012, the Company had no such allowance.

Property and equipment

Property and equipment is recorded at acquisition cost. Depreciation is calculated using the straight line method, which the Company believes is adequate to allocate the cost of the property and equipment over their estimated useful lives.

The useful lives of property and equipment are as follows:

Asset	Estimated Useful Life

Information technology	5 Years
ERP system	5 Years
Furniture and fixtures	7 Years
Blending equipment	20 Years
Laboratory equipment	20 Years

Impairment of long-lived assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable. For assets that are held and used, impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value. For the period from May 8, 2012 (Inception) through December 31, 2012, the Company had no such impairment charges.

Revenue Recognition

The Company ships and invoices its sales in accordance with signed purchase orders. The Company only recognizes revenue when it is realized and earned. The Company considers its revenue to have been earned when goods are shipped in accordance with signed purchase orders.

Stock Based Compensation

The Company accounts for its stock-based compensation in accordance with ASC 718, Compensation – Share Based Compensation. This statement requires the recognition of compensation expense measured at fair value when the Company obtains employee services in stock-based payment transactions. For the period from May 8, 2012 (Inception) through December 31, 2012, the Company expensed approximately $35,000 related to stock-based compensation issuances, which is included in salaries and benefits within the consolidated statement of operations.

7

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Summary of significant accounting policies (continued)

Income taxes

The Company does not record a provision for federal income taxes because the member reports its share of the Company’s income or loss on its federal income tax returns. The consolidated financial statements reflect the Company’s transactions without adjustment, if any, required for federal income tax purposes. However, the Company is subject to Texas margin tax, which approximated $16,000 for the period from May 8, 2012 (Inception) through December 31, 2012.

In accordance with GAAP, the Company is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Company files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. state and local jurisdictions. Generally, the Company is subject to income tax examinations by major taxing authorities since inception. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces net assets. This policy has been applied to all existing tax positions since the Company’s inception. Based on its analysis, the Company has determined that the adoption of this policy did not have a material impact on the Company’s consolidated financial statements upon adoption. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of December 31, 2012 or for the period from May 8, 2012 (Inception) through December 31, 2012.

3.	Inventories

Inventories consist of the following as of December 31, 2012:

Raw materials	$168,247
Finished goods	143,705

Total inventories	$311,952

8

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.	Property and equipment

Property and equipment consists of the following as of December 31, 2012:

Blending equipment	$140,687
ERP system	37,801
Information technology	57,431
Furniture and fixtures	60,949
Laboratory	345,746
Land	377,214

Total property and equipment	1,019,828
Less: accumulated depreciation	(14,903)

Total property and equipment, net	$1,004,925

5.	Note payable

Effective August 29, 2012, the Company entered into commercial insurance premium finance and security agreement (the “Finance Agreement”). The Finance Agreement requires approximately $167,000, including approximately $2,000 of interest, over a twelve month period through August 2013. As of December 31, 2012, approximately $63,000 was outstanding related to the Finance Agreement.

6.	Member’s interest

Member contributions

Contributions from Holdings approximated $8,106,000 for the period from May 8, 2012 (Inception) through December 31, 2012.

Stock Grants

During the period from May 8, 2012 (Inception) through December 31, 2012 the Principal Member granted 154,206 Class C Units and 36,755 Class D Units of Holdings to employees the Company. Under SAB Topic 5T, Miscellaneous Accounting, these were deemed stock based compensation of the Company and were valued in accordance with ASC 718, Stock Compensation. As a result of the Company’s analysis, the total fair value for the stock grant approximated $35,000 and is included in salaries and benefits within the accompanying consolidate statement of operations.

7.	Related party transactions

During the period from May 8, 2012 (Inception) through December 31, 2012, the Company had sales of approximately $12,787,000, or 79% of the Company’s total revenues, with an entity under common ownership. As of December 31, 2012, approximately $3,618,000 of accounts receivables was due from this related party.

9

INDEPENDENCE OILFIELD CHEMICALS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	Retirement plan

The Company has a defined contribution plan (the “Plan”) covering all employees. The employees of the Company are allowed to contribute deferral amounts to the Plan in accordance with the limits set forth by the Internal Revenue Code (“IRC”). The Company makes discretionary matching contributions annually. For the period from May 8, 2012 (Inception) through December 31, 2012, the Company expensed approximately $36,000 related to its discretionary contributions, which was 5% of the employees’ payroll for the period from May 8, 2012 (Inception) through December 31, 2012.

9.	Commitment and contingencies

The Company leases its primary office space under an operating lease, laboratory, and copier which expire in 2018. Lease expense was approximately $63,000 for the period from May 8, 2012 (Inception) through December 31, 2012.

Aggregate future minimum annual rental payments in the years subsequent to December 31, 2012 are as follows:

Year ending December 31,
2013	$174,000
2014	175,000
2015	141,000
2016	115,000
2017	117,000
Thereafter	88,000

Total future minimum rental payments	$810,000

10.	Risk concentrations

FDIC exposure

The Company maintains its cash balances in one financial institution. The Company’s cash is held in a non-interest bearing checking account which is fully insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these financial institutions.

Revenue concentrations

From the period from May 8, 2012 (Inception) through December 31, 2012, the Company’s revenue was derived from five customers, ranging from approximately 79% to 1% of total sales.

Product manufacturing concentrations

From the period from May 8, 2012 (Inception) through December 31, 2012, the Company’s product was derived from three vendors, ranging from approximately 59% to 5% of total purchases.

10